TRANSAMERICA PARTNERS FUNDS GROUP II

RESULTS OF HOLDER PROXIES

Rule 30e-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires registered management companies to report on all subject matters put to the vote of security holders and to provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the holders for the matters below.

At the special meetings of shareholders held on February 10, 2017, the results were as follows:

PROXY I

PROPOSAL 3B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Yield Bond's
acquisition of all of the assets of
Transamerica Partners Institutional
High Yield Bond, in exchange for
Transamerica High Yield Bond's
assumption of all of the liabilities of
Transamerica Partners Institutional
High Yield Bond and Class R4
shares of Transamerica High Yield
Bond, and the distribution of the
Class R4 shares of Transamerica
High Yield Bond to the holders of
the shares of Transamerica Partners
Institutional High Yield Bond in
complete redemption of their
Transamerica Partners Institutional
High Yield Bond shares, and (ii) the
dissolution of Transamerica Partners
Institutional High Yield Bond;

Transamerica Partners Institutional High Yield Bond
Record Date - October 14, 2016
          Shares Voted    % of Voted    % of Total
For     26,089,324.688       99.604%       62.665%
Against     68,351.329        0.261%        0.164%
Abstain     35,368.425        0.135%        0.085%
Broker Non-Vote  0.000        0.000%        0.000%
Total   26,193,044.442      100.000%       62.914%

PROPOSAL 4B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica International Equity's
acquisition of all of the assets of
Transamerica Partners Institutional
International Equity, in exchange
for Transamerica International
Equity's assumption of all of the
liabilities of Transamerica Partners
Institutional International Equity
and Class R4 shares of
Transamerica International Equity,
and the distribution of the Class R4
shares of Transamerica International
Equity to the holders of the shares
of Transamerica Partners
Institutional International Equity in
complete redemption of their
Transamerica Partners Institutional
International Equity shares, and (ii)
the dissolution of Transamerica
Partners Institutional International
Equity;

Transamerica Partners Institutional International
Equity
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      4,193,730.349     99.647%     65.391%
Against      4,334.797      0.103%      0.068%
Abstain     10,517.814      0.250%      0.164%
Broker Non-Vote  0.000      0.000%      0.000%
Total    4,208,582.960    100.000%     65.623%

PROPOSAL 5B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Growth's
acquisition of all of the assets of
Transamerica Partners Institutional
Mid Growth, in exchange for
Transamerica Mid Cap Growth's
assumption of all of the liabilities of
Transamerica Partners Institutional
Mid Growth and Class R4 shares of
Transamerica Mid Cap Growth, and
the distribution of the Class R4
shares of Transamerica Mid Cap
Growth to the holders of the shares
of Transamerica Partners
Institutional Mid Growth in
complete redemption of their
Transamerica Partners Institutional
Mid Growth shares, and (ii) the
dissolution of Transamerica Partners
Institutional Mid Growth;

Transamerica Partners Institutional Mid Growth
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      1,085,979.733     99.149%     69.232%
Against      6,711.431      0.613%      0.428%
Abstain      2,604.778      0.238%      0.166%
Broker Non-Vote  0.000      0.000%      0.000%
Total    1,095,295.942    100.000%     69.826%

PROPOSAL 6B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Mid Cap Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Institutional Mid Value, in exchange
for Transamerica Mid Cap Value
Opportunities' assumption of all of
the liabilities of Transamerica
Partners Institutional Mid Value and
Class R4 shares of Transamerica
Mid Cap Value Opportunities, and
the distribution of the Class R4
shares of Transamerica Mid Cap
Value Opportunities to the holders
of the shares of Transamerica
Partners Institutional Mid Value in
complete redemption of their
Transamerica Partners Institutional
Mid Value shares, and (ii) the
dissolution of Transamerica Partners
Institutional Mid Value;

Transamerica Partners Institutional Mid Value
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For     12,696,629.858     98.932%     52.446%
Against     76,908.491      0.599%      0.318%
Abstain     60,172.953      0.469%      0.249%
Broker Non-Vote  0.000      0.000%      0.000%
Total   12,833,711.302    100.000%     53.013%

PROPOSAL 8B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Growth's
acquisition of all of the assets of
Transamerica Partners Institutional
Small Growth, in exchange for
Transamerica Small Cap Growth's
assumption of all of the liabilities of
Transamerica Partners Institutional
Small Growth and Class R4 shares
of Transamerica Small Cap Growth,
and the distribution of the Class R4
shares of Transamerica Small Cap
Growth to the holders of the shares
of Transamerica Partners
Institutional Small Growth in
complete redemption of their
Transamerica Partners Institutional
Small Growth shares, and (ii) the
dissolution of Transamerica Partners
Institutional Small Growth;

Transamerica Partners Institutional Small Growth
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For       351,677.423     99.419%     64.718%
Against       539.518      0.153%      0.099%
Abstain     1,514.636      0.428%      0.279%
Broker Non-Vote 0.000      0.000%      0.000%
Total     353,731.577    100.000%     65.096%

PROPOSAL 9B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Value's
acquisition of all of the assets of
Transamerica Partners Institutional
Small Value, in exchange for
Transamerica Small Cap Value's
assumption of all of the liabilities of
Transamerica Partners Institutional
Small Value and Class R4 shares of
Transamerica Small Cap Value, and
the distribution of the Class R4
shares of Transamerica Small Cap
Value to the holders of the shares of
Transamerica Partners Institutional
Small Value in complete redemption
of their Transamerica Partners
Institutional Small Value shares,
and (ii) the dissolution of
Transamerica Partners Institutional
Small Value;

Transamerica Partners Institutional Small Value
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For       292,357.731    100.000%     95.377%
Against         0.000      0.000%      0.000%
Abstain         0.000      0.000%      0.000%
Broker Non-Vote 0.000      0.000%      0.000%
Total     292,357.731    100.000%     95.377%

PROXY II

PROPOSAL 1B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica High Quality Bond's
acquisition of all of the assets of
Transamerica Partners Institutional
High Quality Bond, in exchange for
Transamerica High Quality Bond's
assumption of all of the liabilities of
Transamerica Partners Institutional
High Quality Bond and Class R4
shares of Transamerica High
Quality Bond, and the distribution
of the Class R4 shares of
Transamerica High Quality Bond to
the holders of the shares of
Transamerica Partners Institutional
High Quality Bond in complete
redemption of their Transamerica
Partners Institutional High Quality
Bond shares, and (ii) the dissolution
of Transamerica Partners
Institutional High Quality Bond;

Transamerica Partners Institutional High Quality
Bond
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      4,446,924.305     98.557%     80.281%
Against      2,518.183      0.056%      0.045%
Abstain     62,574.815      1.387%      1.130%
Broker Non-Vote  0.000      0.000%      0.000%
Total    4,512,017.303    100.000%     81.456%

PROPOSAL 2B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Inflation-Protected
Securities' acquisition of all of the
assets of Transamerica Partners
Institutional Inflation-Protected
Securities, in exchange for
Transamerica Inflation-Protected
Securities' assumption of all of the
liabilities of Transamerica Partners
Institutional Inflation-Protected
Securities and Class R4 shares of
Transamerica Inflation-Protected
Securities, and the distribution of
the Class R4 shares of Transamerica
Inflation-Protected Securities to the
holders of the shares of
Transamerica Partners Institutional
Inflation-Protected Securities in
complete redemption of their
Transamerica Partners Institutional
Inflation-Protected Securities
shares, and (ii) the dissolution of
Transamerica Partners Institutional
Inflation-Protected Securities;

Transamerica Partners Institutional Inflation-
Protected Securities
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      4,818,398.146     98.170%     60.816%
Against      8,606.608      0.175%      0.109%
Abstain     81,225.103      1.655%      1.025%
Broker Non-Vote  0.000      0.000%      0.000%
Total    4,908,229.857    100.000%     61.950%

PROPOSAL 4B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Growth's
acquisition of all of the assets of
Transamerica Partners Institutional
Large Growth, in exchange for
Transamerica Large Growth's
assumption of all of the liabilities of
Transamerica Partners Institutional
Large Growth and Class R4 shares
of Transamerica Large Growth, and
the distribution of the Class R4
shares of Transamerica Large
Growth to the holders of the shares
of Transamerica Partners
Institutional Large Growth in
complete redemption of their
Transamerica Partners Institutional
Large Growth shares, and (ii) the
dissolution of Transamerica Partners
Institutional Large Growth;

Transamerica Partners Institutional Large Growth
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      4,660,253.473     99.281%     55.468%
Against     20,470.602      0.436%      0.244%
Abstain     13,289.202      0.283%      0.158%
Broker Non-Vote  0.000      0.000%      0.000%
Total    4,694,013.277    100.000%     55.870%

PROPOSAL 5B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Value
Opportunities' acquisition of all of
the assets of Transamerica Partners
Institutional Large Value, in
exchange for Transamerica Large
Value Opportunities' assumption of
all of the liabilities of Transamerica
Partners Institutional Large Value
and Class R4 shares of
Transamerica Large Value
Opportunities, and the distribution
of the Class R4 shares of
Transamerica Large Value
Opportunities to the holders of the
shares of Transamerica Partners
Institutional Large Value in
complete redemption of their
Transamerica Partners Institutional
Large Value shares, and (ii) the
dissolution of Transamerica Partners
Institutional Large Value;

Transamerica Partners Institutional Large Value
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      3,963,622.671     97.934%     59.687%
Against     33,498.510      0.828%      0.504%
Abstain     50,114.861      1.238%      0.755%
Broker Non-Vote  0.000      0.000%      0.000%
Total    4,047,236.042    100.000%     60.946%

At the special meetings of shareholders held on February 24, 2017, the results were as follows:

PROXY I

PROPOSAL 7B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Small Cap Core's
acquisition of all of the assets of
Transamerica Partners Institutional
Small Core, in exchange for
Transamerica Small Cap Core's
assumption of all of the liabilities of
Transamerica Partners Institutional
Small Core and Class R4 shares of
Transamerica Small Cap Core, and
the distribution of the Class R4
shares of Transamerica Small Cap
Core to the holders of the shares of
Transamerica Partners Institutional
Small Core in complete redemption
of their Transamerica Partners
Institutional Small Core shares, and
(ii) the dissolution of Transamerica
Partners Institutional Small Core;

Transamerica Partners Institutional Small Core
Record Date - October 14, 2016
            Shares Voted  % of Voted  % of Total
For          434,796.478     95.080%     52.650%
Against       11,746.460      2.569%      1.422%
Abstain       10,752.460      2.351%      1.302%
Broker Non-Vote    0.000      0.000%      0.000%
Total        457,295.398    100.000%     55.374%

PROXY II

PROPOSAL 3B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Large Core's
acquisition of all of the assets of
Transamerica Partners Institutional
Large Core, in exchange for
Transamerica Large Core's
assumption of all of the liabilities of
Transamerica Partners Institutional
Large Core and Class R4 shares of
Transamerica Large Core, and the
distribution of the Class R4 shares
of Transamerica Large Core to the
holders of the shares of
Transamerica Partners Institutional
Large Core in complete redemption
of their Transamerica Partners
Institutional Large Core shares, and
(ii) the dissolution of Transamerica
Partners Institutional Large Core;

Transamerica Partners Institutional Large Core
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For       887,840.004     96.539%     62.675%
Against    28,062.374      3.051%      1.981%
Abstain     3,766.271      0.410%      0.266%
Broker Non-Vote 0.000      0.000%      0.000%
Total     919,668.649    100.000%     64.921%

At the special meetings of shareholders held on March
24, 2017, the results were as follows:

PROXY I

PROPOSAL 1B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Intermediate Bond's
acquisition of all of the assets of
Transamerica Partners Institutional
Core Bond, in exchange for
Transamerica Intermediate Bond's
assumption of all of the liabilities of
Transamerica Partners Institutional
Core Bond and Class R4 shares of
Transamerica Intermediate Bond,
and the distribution of the Class R4
shares of Transamerica Intermediate
Bond to the holders of the shares of
Transamerica Partners Institutional
Core Bond in complete redemption
of their Transamerica Partners
Institutional Core Bond shares, and
(ii) the dissolution of Transamerica
Partners Institutional Core Bond;

Transamerica Partners Institutional Core Bond
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For     17,436,111.141     95.827%     51.691%
Against    158,022.749      0.868%      0.468%
Abstain    601,176.894      3.304%      1.782%
Broker Non-Vote  0.000      0.000%      0.000%
Total   18,195,310.784    100.000%     53.942%

At the special meetings of shareholders held on April
20, 2017, the results were as follows:

PROXY I

PROPOSAL 2B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Government Money
Market's acquisition of all of the
assets of Transamerica Partners
Institutional Government Money
Market, in exchange for
Transamerica Government Money
Market's assumption of all of the
liabilities of Transamerica Partners
Institutional Government Money
Market and Class R4 shares of
Transamerica Government Money
Market, and the distribution of the
Class R4 shares of Transamerica
Government Money Market to the
holders of the shares of
Transamerica Partners Institutional
Government Money Market in
complete redemption of their
Transamerica Partners Institutional
Government Money Market shares,
and (ii) the dissolution of
Transamerica Partners Institutional
Government Money Market;

Transamerica Partners Institutional Government
Money Market
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For    107,910,635.639     87.610%     50.005%
Against  2,795,802.372      2.270%      1.296%
Abstain 12,465,308.024     10.120%      5.776%
Broker Non-Vote  0.000      0.000%      0.000%
Total  123,171,746.035    100.000%     57.077%

PROXY II

PROPOSAL 6B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Balanced II's
acquisition of all of the assets of
Transamerica Partners Institutional
Balanced, in exchange for
Transamerica Balanced II's
assumption of all of the liabilities of
Transamerica Partners Institutional
Balanced and Class R4 shares of
Transamerica Balanced II, and the
distribution of the Class R4 shares
of Transamerica Balanced II to the
holders of the shares of
Transamerica Partners Institutional
Balanced in complete redemption of
their Transamerica Partners
Institutional Balanced shares, and
(ii) the dissolution of Transamerica
Partners Institutional Balanced;

Transamerica Partners Institutional Balanced
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For        47,827.305     84.188%     11.822%
Against     1,400.766      2.466%      0.346%
Abstain     7,581.928     13.346%      1.874%
Broker Non-Vote 0.000      0.000%      0.000%
Total      56,809.999    100.000%     14.042%

PROPOSAL 7B:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Stock Index's
acquisition of all of the assets of
Transamerica Partners Institutional
Stock Index, in exchange for
Transamerica Stock Index's
assumption of all of the liabilities of
Transamerica Partners Institutional
Stock Index and Class R4 shares of
Transamerica Stock Index, and the
distribution of the Class R4 shares
of Transamerica Stock Index to the
holders of the shares of
Transamerica Partners Institutional
Stock Index in complete redemption
of their Transamerica Partners
Institutional Stock Index shares, and
(ii) the dissolution of Transamerica
Partners Institutional Stock Index;

Transamerica Partners Institutional Stock Index
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For    19,562,043.381     90.646%     46.680%
Against   353,764.282      1.639%      0.844%
Abstain 1,664,936.593      7.715%      3.973%
Broker Non-Vote 0.000      0.000%      0.000%
Total  21,580,744.256    100.000%     51.497%

PROPOSAL 8A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Long Horizon's acquisition of all of
the assets of Transamerica Asset
Allocation - Long Horizon, in
exchange for Transamerica Asset
Allocation Long Horizon's
assumption of all of the liabilities of
Transamerica Asset Allocation -
Long Horizon and Class R shares of
Transamerica Asset Allocation
Long Horizon, and the distribution
of the Class R shares of
Transamerica Asset Allocation
Long Horizon to the holders of the
shares of Transamerica Asset
Allocation - Long Horizon in
complete redemption of their
Transamerica Asset Allocation -
Long Horizon shares, and (ii) the
dissolution of Transamerica Asset
Allocation - Long Horizon;

Transamerica Asset Allocation - Long Horizon
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     2,834,162.824     84.873%     44.853%
Against    47,304.826      1.417%      0.749%
Abstain   457,823.654     13.710%      7.245%
Broker Non-Vote 0.000      0.000%      0.000%
Total   3,339,291.304    100.000%     52.847%

PROPOSAL 8C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Long Horizon's acquisition of all of
the assets of Transamerica Asset
Allocation - Intermediate/Long
Horizon, in exchange for
Transamerica Asset Allocation
Long Horizon's assumption of all of
the liabilities of Transamerica Asset
Allocation - Intermediate/Long
Horizon and Class R shares of
Transamerica Asset Allocation
Long Horizon, and the distribution
of the Class R shares of
Transamerica Asset Allocation
Long Horizon to the holders of the
shares of Transamerica Asset
Allocation - Intermediate/Long
Horizon in complete redemption of
their Transamerica Asset Allocation
- Intermediate/Long Horizon shares,
and (ii) the dissolution of
Transamerica Asset Allocation -
Intermediate/Long Horizon;

Transamerica Asset Allocation - Intermediate/Long
Horizon
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      4,770,627.910     74.902%     39.637%
Against    184,666.920      2.899%      1.534%
Abstain  1,413,895.667     22.199%     11.747%
Broker Non-Vote  0.000      0.000%      0.000%
Total    6,369,190.497    100.000%     52.918%

PROPOSAL 9A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Intermediate Horizon's acquisition
of all of the assets of Transamerica
Asset Allocation - Intermediate
Horizon, in exchange for
Transamerica Asset Allocation
Intermediate Horizon's assumption
of all of the liabilities of
Transamerica Asset Allocation -
Intermediate Horizon and Class R
shares of Transamerica Asset
Allocation Intermediate Horizon,
and the distribution of the Class R
shares of Transamerica Asset
Allocation Intermediate Horizon to
the holders of the shares of
Transamerica Asset Allocation -
Intermediate Horizon in complete
redemption of their Transamerica
Asset Allocation - Intermediate
Horizon shares, and (ii) the
dissolution of Transamerica Asset
Allocation - Intermediate Horizon;
Transamerica Asset Allocation - Intermediate
Horizon
Record Date - October 14, 2016
         Shares Voted  % of Voted  % of Total
For     9,047,817.627     80.313%     43.215%
Against   320,858.618      2.848%      1.533%
Abstain 1,897,062.253     16.839%      9.061%
Broker Non-Vote 0.000      0.000%      0.000%
Total  11,265,738.498    100.000%     53.808%

PROPOSAL 9C:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Intermediate Horizon's acquisition
of all of the assets of Transamerica
Asset Allocation -
Short/Intermediate Horizon, in
exchange for Transamerica Asset
Allocation Intermediate Horizon's
assumption of all of the liabilities of
Transamerica Asset Allocation -
Short/Intermediate Horizon and
Class R shares of Transamerica
Asset Allocation Intermediate
Horizon, and the distribution of the
Class R shares of Transamerica
Asset Allocation Intermediate
Horizon to the holders of the shares
of Transamerica Asset Allocation -
Short/Intermediate Horizon in
complete redemption of their
Transamerica Asset Allocation -
Short/Intermediate Horizon shares,
and (ii) the dissolution of
Transamerica Asset Allocation -
Short/Intermediate Horizon;

Transamerica Partners Asset Allocation -
Short/Intermediate Horizon
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      7,945,571.903     84.623%     47.575%
Against    253,985.182      2.705%      1.521%
Abstain  1,189,766.154     12.671%      7.124%
Broker Non-Vote  0.000      0.000%      0.000%
Total    9,389,323.239    100.000%     56.220%

PROPOSAL 10A:	To approve an Agreement and Plan
of Reorganization, providing for (i)
Transamerica Asset Allocation
Short Horizon's acquisition of all of
the assets of Transamerica Asset
Allocation - Short Horizon, in
exchange for Transamerica Asset
Allocation Short Horizon's
assumption of all of the liabilities of
Transamerica Asset Allocation -
Short Horizon and Class R shares of
Transamerica Asset Allocation
Short Horizon, and the distribution
of the Class R shares of
Transamerica Asset Allocation
Short Horizon to the holders of the
shares of Transamerica Asset
Allocation - Short Horizon in
complete redemption of their
Transamerica Asset Allocation -
Short Horizon shares, and (ii) the
dissolution of Transamerica Asset
Allocation - Short Horizon;

Transamerica Asset Allocation - Short Horizon
Record Date - October 14, 2016
          Shares Voted  % of Voted  % of Total
For      6,853,357.529     78.952%     45.170%
Against    212,483.217      2.448%      1.400%
Abstain  1,614,612.734     18.601%     10.642%
Broker Non-Vote  0.000      0.000%      0.000%
Total    8,680,453.480    100.000%     57.212%